                                                                    EXHIBIT 99.1
                       SUPPLEMENTAL FINANCIAL INFORMATION
                               THIRD QUARTER 2006
                                TABLE OF CONTENTS

       3Q 2006 Supplemental Reports                                        Page
       ----------------------------                                        ----

1. Owned Community Results, Quarterly and Year-to-Date                      1-6

2. Economic Occupancy Comparison by Regions                                   7

3. Net Operating Results                                                      8

4. Resident Statistics:  Reasons for Moveouts, Traffic, Turnover,
   Bad Debts as Percentage of Rents                                           9

5. Core Properties Net Operating Income Detail                               10

6. Core Properties Operating Expense Detail                                  11

7. Summary of Recent Acquisitions                                            12

8. Summary of Recent Sales                                                   13

9. Breakdown of Owned Units by Market                                        14

10. Debt Summary Schedule                                                 15-16

11. Net Asset Value Calculation                                              17

12. Recurring Capital Expenditure Summary and Capital
    Expenditure and Adjusted NOI Summary                                  18-20

13. 2006 Earnings Guidance                                                   21

THIRD QUARTER 2006
                                                                                    3Q '06 versus 3Q '05
                                                                                          % Growth
                                                                                    --------------------
                                                                                                                3Q '06
                                                 3Q '06                Year                              NOI     % NOI
                            # of          Date    Rent/    3Q '06       Ago        Rental   Rental        w/        w/          %
                           Apts.         Acqu.      Mo.    Occup.    Occup.         Rates    Revs.       G&A       G&A     #Units
                           -----         -----      ---    ------    ------         -----    -----       ---       ---     ------
Baltimore Region
Bonnie Ridge                 960      7/1/1999   $1,025     92.9%     91.8%          5.2%     6.5%     13.3%
Canterbury Apartments        618     7/16/1999   $  883     94.2%     93.8%          6.1%     6.6%      7.7%
Country Village              344     4/30/1998   $  852     91.4%     94.9%          5.6%     1.8%     -2.8%
Falcon Crest                 396     7/16/1999   $  939     90.5%     93.4%          6.3%     3.0%     -3.2%
Fenland Field                234      8/1/2001   $1,076     89.3%     95.7%          4.6%    -2.4%    -11.7%
Gateway Village              132     7/16/1999   $1,223     90.4%     94.2%          6.1%     1.8%     -1.3%
Mill Towne Village
Apts                         384     5/31/2001   $  823     92.2%     96.1%          4.1%    -0.2%     -3.1%
Morningside Heights        1,050     4/30/1998   $  835     92.2%     92.9%          2.8%     2.0%      1.7%
Owings Run                   504     7/16/1999   $1,102     93.7%     94.6%          8.5%     7.4%      8.2%
Ridgeview at
Wakefield Valley             204     1/13/2005   $1,029     92.6%     95.1%          4.2%     1.4%      2.6%
Selford Townhomes            102     7/16/1999   $1,242     93.7%     93.9%          3.4%     3.1%     -2.9%
Shakespeare Park              84     7/16/1999   $  828     99.2%     94.6%          2.1%     7.1%     29.0%
Timbercroft Townhomes        284     7/16/1999   $  811     98.5%     99.1%          3.8%     3.2%      6.1%
Village Square
Townhomes                    370     7/16/1999   $1,095     94.7%     96.0%          4.9%     3.5%      5.7%
Woodholme Manor              177     3/31/2001   $  792     92.7%     92.9%          7.3%     7.0%      8.6%
                           -----                 ------     ----      ----           ---      ---       ---      ----       ----
Total Baltimore Region     5,843                 $  948     92.9%     94.0%          5.1%     3.8%      4.2%     14.4%      14.9%

Boston Region:
Gardencrest                  696     6/28/2002   $1,391     96.2%     95.4%          4.0%     4.9%      3.7%
Highland House               172     5/31/2006   $1,090     94.0%       n/a           n/a      n/a       n/a
Liberty Place                107      6/6/2006   $1,370     92.1%       n/a           n/a      n/a       n/a
Stone Ends                   280     2/12/2003   $1,220     96.3%     95.4%          3.2%     4.3%      8.9%
The Heights at
Marlborough                  348      9/7/2006   $1,382     92.2%       n/a           n/a      n/a       n/a
The Meadows at
Marlborough                  264      9/7/2006   $1,471     90.5%       n/a           n/a      n/a       n/a
The Village at
Marshfield                   276     3/17/2004   $1,136     91.4%     92.9%          1.5%    -0.2%      3.1%
                           -----                 ------     ----      ----           ---      ---       ---      ----       ----
Total Boston Region        2,143                 $1,278     94.9%     94.9%          3.4%     3.8%      4.7%      5.9%       5.5%

Buffalo, NY Region:
Emerson Square                96    10/15/1997   $  704     97.3%     97.3%          2.2%     2.1%      0.5%
Idylwood                     720      1/1/1995   $  686     92.1%     91.9%          0.8%     1.0%      8.9%
Paradise Lane                324    10/15/1997   $  698     92.6%     87.8%         -0.7%     4.7%     16.9%
Raintree Island              504      8/4/1994   $  723     91.7%     89.9%          0.2%     2.2%      5.9%
                           -----                 ------     ----      ----           ---      ---       ---      ----       ----
Total Buffalo Region       1,644                 $  701     92.4%     90.8%          0.4%     2.1%      8.8%      2.2%       4.2%

Florida Region
The Hamptons                 668      7/7/2004   $  997     93.3%     96.3%         13.0%     9.5%     15.0%
Vinings at Hampton
Village                      168      7/7/2004   $1,080     93.9%     94.8%         11.7%    10.7%     -1.7%
                           -----                 ------     ----      ----           ---      ---       ---      ----       ----
Total Florida Region         836                  $1014     93.4%     95.9%        12.73%     9.8%     10.9%      1.7%       2.1%

Hudson Valley Region
Carriage Hill                140     7/17/1996   $1,191     97.2%     95.1%         -2.2%    -0.1%      1.6%
Cornwall Park                 75     7/17/1996   $1,590     94.4%     89.2%         -3.1%     2.5%      2.8%
Lakeshore Villas             152     7/17/1996   $1,057     89.1%     93.6%          0.5%    -4.2%      1.1%
Patricia                     100      7/7/1998   $1,384     95.5%     97.0%          2.3%     0.8%      2.0%
Sherwood Consolidation       224    10/11/2002   $1,199     94.5%     96.2%          8.4%     6.5%     19.4%
Sunset Gardens               217     7/17/1996   $  930     92.4%     94.7%          1.4%    -1.1%     -1.9%
                           -----                 ------     ----      ----           ---      ---       ---      ----       ----
Total Hudson Valley
Region                       908                 $1,162     93.9%     94.6%          1.9%     1.1%      4.8%      2.5%       2.3%

Illinois Region
Blackhawk                    371    10/20/2000   $  851     93.9%     93.5%          4.2%     4.6%     10.0%
Courtyards Village           224     8/29/2001   $  774     95.5%     96.0%          3.3%     2.8%     14.6%
Cypress Place                192    12/27/2000   $  912     93.1%     93.1%          3.4%     3.4%      5.4%
The Colony                   783      9/1/1999   $  821     94.3%     95.0%          1.9%     1.2%     -3.2%
The New Colonies             672     6/23/1998   $  705     91.3%     92.5%          1.4%     0.1%     -6.2%
                           -----                 ------     ----      ----           ---      ---       ---      ----       ----
Total Illinois Region      2,242                 $  794     93.4%     94.0%          2.5%     1.9%      0.3%      3.6%       5.7%

Long Island, NY Region
Bayview / Colonial           160     11/1/2000   $1,189     94.8%     96.8%          3.3%     1.1%      5.3%
Cambridge Village             82      3/1/2002   $1,546     96.4%     98.7%          5.1%     2.6%      5.9%
Coventry Village              94     7/31/1998   $1,367     93.0%     94.6%          2.2%     0.5%     -5.5%
Devonshire Hills             297     7/16/2001   $1,740     96.2%     97.3%          4.0%     2.9%      6.8%
East Winds                    96     11/1/2000   $1,152     95.0%     92.3%          2.4%     5.3%      7.8%
Hawthorne Court              434      4/4/2002   $1,362     92.3%     94.0%          1.6%    -0.2%     -6.0%
Heritage Square               80      4/4/2002   $1,538     97.4%     98.2%          5.2%     4.2%     -1.7%
Holiday Square               144     5/31/2002   $1,094     95.8%     96.9%          5.5%     4.3%      5.0%
Lake Grove Apartments        368      2/3/1997   $1,397     93.9%     93.1%          1.6%     2.4%      0.5%
Maple Tree                    84     11/1/2000   $1,149     95.1%     94.0%          0.9%     2.0%      6.1%
Mid- Island Estates          232      7/1/1997   $1,261     92.4%     95.4%          2.5%    -0.8%      0.7%
Rider Terrace                 24     11/1/2000   $1,259     84.5%     94.4%          1.9%    -8.8%    -21.4%
Sayville Commons             342     7/15/2005   $1,401     99.1%       n/a           n/a      n/a       n/a
South Bay Manor               61     9/11/2000   $1,570     93.3%     94.5%          4.2%     2.8%     13.5%
Southern Meadows             452     6/29/2001   $1,358     95.5%     96.9%          2.5%     1.1%     -4.2%
Stratford Greens             359      3/1/2002   $1,397     95.7%     96.5%          0.1%    -0.7%     -3.6%
Terry Apartments              65     11/1/2000   $1,155     92.3%     92.5%          4.3%     4.2%     17.7%
Westwood Village Apts        242      3/1/2002   $2,159     95.9%     94.0%          2.6%     4.6%      9.0%
Woodmont Village Apts         96      3/1/2002   $1,285     94.1%     93.8%          3.3%     3.6%     -5.2%
Yorkshire Village Apts        40      3/1/2002   $1,553     95.8%     95.3%          3.7%     4.3%     13.8%
                           -----                 ------     ----      ----           ---      ---       ---      ----       ----
Total Long Island
Region                     3,752                 $1,426     95.1%     95.4%          2.5%     1.8%      1.1%     13.5%       9.5%

Maine Region
Liberty Commons              120      8/1/2005   $  965     92.0%       n/a           n/a      n/a       n/a
Mill Co. Gardens              95      7/7/1998   $  762     95.0%     96.7%          1.1%    -0.6%     -3.2%
Redbank Village              500      7/7/1998   $  814     93.3%     93.4%          2.1%     1.9%     -2.6%
                           -----                 ------     ----      ----           ---      ---       ---      ----       ----
Total Maine Region           715                 $  832     93.3%     93.9%          1.9%     1.5%     -2.7%      1.5%       1.8%

New Jersey Region
Barrington Gardens           148      3/1/2005   $  866     94.8%     95.4%         10.9%    10.3%     27.6%
Chatham Hill
Apartments                   308     1/30/2004   $1,581     96.0%     91.8%          3.5%     8.3%     22.4%
East Hill Gardens             33      7/7/1998   $1,449     96.1%     90.3%          3.8%    10.5%     10.6%
Hackensack Gardens           198      3/1/2005   $  878     96.4%     98.1%         10.7%     8.8%      9.4%
Lakeview                     106      7/7/1998   $1,255     97.5%     98.7%          4.4%     3.1%     -2.7%
Northwood Apartments         134     1/30/2004   $1,205     92.5%     97.8%          4.9%    -0.8%      5.3%
Oak Manor                     77      7/7/1998   $1,723     96.3%     97.2%          1.5%     0.5%      5.3%
Pleasant View              1,142      7/7/1998   $1,069     93.0%     92.4%          4.3%     5.0%      5.4%
Pleasure Bay                 270      7/7/1998   $1,062     95.4%     98.5%          5.2%     2.0%      0.2%
Regency Club                 372     9/24/2004   $1,112     94.8%     93.5%          2.4%     3.9%      1.3%
Royal Gardens
Apartments                   550     5/28/1997   $1,140     91.8%     93.2%          4.5%     2.9%      4.2%
Wayne Village                275      7/7/1998   $1,296     96.8%     96.2%          5.4%     6.0%     11.1%
Windsor Realty                67      7/7/1998   $1,145     94.9%     96.2%          3.1%     1.7%      3.3%
                           -----                 ------     ----      ----           ---      ---       ---      ----       ----
Total New Jersey
Region                     3,680                 $1,154     94.3%     94.2%          4.5%     4.7%      7.1%     11.0%       9.3%

Philadelphia Region
Beechwood Gardens            160      7/7/1998   $  835     96.6%     97.0%          0.9%     0.5%      6.3%
Castle Club                  158     3/15/2000   $  939     90.9%     95.6%          2.8%    -2.3%     -9.2%
Chesterfield                 247     9/23/1997   $  909     95.1%     95.7%          4.3%     3.7%      4.0%
Curren Terrace               318     9/23/1997   $  912     94.3%     91.4%         -0.2%     3.0%     24.4%
Executive House              100     9/23/1997   $  940     89.4%     91.8%          1.2%    -1.4%      1.5%
Glen Brook                   174     7/28/1999   $  815     91.3%     90.8%          5.2%     5.8%     -6.0%
Glen Manor                   174     9/23/1997   $  763     90.8%     89.1%         -0.1%     1.8%     12.0%
Golf Club                    399     3/15/2000   $1,015     91.5%     90.6%         -0.3%     0.8%      3.6%
Hill Brook Place             274     7/28/1999   $  874     93.6%     96.8%          2.0%    -1.3%     -1.3%
Home Properties of
Bryn Mawr                    316     3/15/2000   $1,063     91.1%     94.1%          1.7%    -1.5%     -8.6%
Home Properties of
Devon                        631     3/15/2000   $1,100     92.5%     92.9%          4.5%     4.0%      5.6%
Home Properties of
Newark                       432     7/16/1999   $  853     92.9%     93.4%          1.9%     1.3%     -9.1%
New Orleans Park             442     7/28/1999   $  820     96.0%     91.5%          2.7%     7.8%     19.3%
Racquet Club                 466      7/7/1998   $1,027     94.6%     97.6%          2.1%    -0.9%     -1.1%
Racquet Club South           103     5/27/1999   $  883     96.0%     98.4%          2.5%     0.0%     -3.8%
Ridley Brook                 244     7/28/1999   $  888     94.8%     92.1%          4.9%     7.9%     19.4%
Sherry Lake                  298     7/23/1998   $1,171     92.5%     93.1%          2.7%     2.0%      8.0%
The Brooke at
Peachtree Village            146     8/15/2005   $1,018     98.1%       n/a           n/a      n/a       n/a
The Landings                 384    11/25/1996   $  965     96.3%     95.9%         -0.3%     0.1%     -2.9%
Trexler Park                 249     3/15/2000   $1,047     90.8%     93.5%          1.2%    -1.8%      2.1%
Trexler Park West             48     6/23/2006   $  884     53.4%       n/a           n/a      n/a       n/a
Valley View                  177     9/23/1997   $  834     89.6%     92.0%          2.6%    -0.1%      5.2%
Village Square               128     9/23/1997   $  912     94.9%     95.1%          0.3%     0.1%     -3.3%
William Henry                363     3/15/2000   $1,101     87.5%     93.7%         -0.3%    -6.8%    -11.7%
                           -----                 ------     ----      ----           ---      ---       ---      ----       ----
Total Philadelphia
Region                     6,431                 $  963     92.7%     93.7%          1.9%     1.0%      1.9%     15.2%      16.4%

Rochester, NY Region:
1600 East Avenue             164     9/18/1997   $1,027     93.6%     93.4%         -1.2%    -1.0%      3.8%
1600 Elmwood                 210      8/4/1994   $  939     93.9%     89.4%          0.0%     5.0%     16.5%
Brook Hill                   192      8/4/1994   $  876     96.0%     95.2%          3.9%     4.7%     15.1%
Newcastle Apartments         197      8/4/1994   $  753     96.6%     93.5%         -0.8%     2.5%      9.9%
Perinton Manor               224      8/4/1994   $  820     94.1%     93.4%         -0.5%     0.3%     11.2%
Riverton Knolls              240      8/4/1994   $  881     91.4%     92.5%          5.1%     3.8%     17.6%
Spanish Gardens              220      8/4/1994   $  698     95.6%     93.0%          2.1%     5.0%     24.6%
The Meadows                  113      8/4/1994   $  768     94.6%     89.3%          0.1%     6.0%     20.1%
Woodgate                     120     6/30/1997   $  791     93.2%     86.7%         -4.4%     2.7%     45.4%
                           -----                 ------     ----      ----           ---      ---       ---      ----       ----
Total Rochester Region     1,680                 $  841     94.2%     92.2%          0.8%     3.0%     15.6%      3.0%       4.3%

Syracuse, NY Region:
Fairview Heights             214      8/4/1994   $1,011     88.7%     88.5%          0.7%     0.9%      3.7%
Harborside Manor             281     9/30/1994   $  687     94.3%     92.0%         -1.9%     0.6%      9.9%
Pearl Street                  60     5/17/1995   $  635     92.9%     92.4%          1.9%     2.4%      2.7%
Village Green (inclu
Fairways)                    448    12/19/1994   $  715     91.0%     91.4%          0.3%    -0.2%      0.3%
Westminster Place            240      1/1/1996   $  690     94.3%     91.9%         -0.1%     2.6%     29.0%
                           -----                 ------     ----      ----           ---      ---       ---      ----       ----
Total Syracuse Region      1,243                 $  751     91.8%     91.0%         -0.1%     0.8%      7.7%      1.9%       3.2%

Washington DC Region
Braddock Lee                 255     3/16/1998   $1,194     97.7%     94.1%         -0.3%     3.5%      9.7%
Brittany Place               591     8/22/2002   $1,071     92.2%     91.7%          2.5%     2.9%      6.9%
Cider Mill                   864     9/27/2002   $1,065     93.1%     93.6%          3.2%     2.6%      0.6%
Cinnamon Run                 511    12/28/2005   $1,124     95.2%       n/a           n/a      n/a       n/a
East Meadow                  150      8/1/2000   $1,273     94.2%     95.9%          2.3%     0.5%      5.4%
Elmwood Terrace              504     6/30/2000   $  853     94.7%     92.8%          2.4%     4.5%      3.0%
Falkland Chase               450     9/10/2003   $1,226     95.9%     92.2%          4.3%     8.4%      9.8%
Orleans Village              851    11/16/2000   $1,270     92.0%     95.4%          5.7%     2.0%     -2.7%
Park Shirlington             294     3/16/1998   $1,187     97.4%     95.4%          2.0%     4.2%      9.4%
Peppertree Farm              881    12/28/2005   $1,105     88.1%       n/a           n/a      n/a       n/a
Seminary Hill                296      7/1/1999   $1,191     93.5%     95.8%          1.9%    -0.6%     -6.8%
Seminary Towers              539      7/1/1999   $1,208     95.8%     93.3%          1.2%     3.8%     11.2%
Tamarron Apartments          132     7/16/1999   $1,344     97.2%     95.5%          6.8%     8.7%     10.3%
The Apts at
Wellington Trace             240      3/2/2004   $1,216     96.1%     96.4%          5.2%     4.9%      3.8%
The Manor - MD               435     8/31/2001   $1,125     92.9%     94.2%          0.7%    -0.8%      3.6%
The Manor - VA               198     2/19/1999   $  983     95.1%     92.7%         -1.9%     0.7%      0.9%
The Sycamores                185    12/16/2002   $1,301     95.9%     96.2%          7.5%     7.1%      9.8%
Virginia Village             344     5/31/2001   $1,216     94.6%     94.8%          0.3%     0.1%      0.0%
West Springfield             244    11/18/2002   $1,358     94.6%     95.4%          6.1%     5.2%      6.7%
Woodleaf Apartments          228     3/19/2004   $1,063     93.3%     92.4%          6.0%     7.0%     20.9%
                           -----                 ------     ----      ----           ---      ---       ---      ----       ----
Total Washington DC
Region                     8,192                 $1,147     93.7%     94.1%          3.1%     3.2%      4.5%     23.6%      20.8%

TOTAL OWNED PORTFOLIO     39,309                 $1,047     93.7%       n/a           n/a      n/a       n/a    100.0%     100.0%

TOTAL CORE PORTFOLIO      31,253                 $1,081     93.8%     94.3%          3.4%     2.8%      4.0%
HELD FOR SALE/UPSTATE      4,567                 $  767     93.0%     91.4%          0.5%     2.3%      8.5%
TOTAL SAME STORE          35,820                 $1,041     93.7%     94.0%          3.1%     2.8%      4.3%

September YTD
                                                                                      YTD '06 versus YTD '05
                                                                                             % Growth
                                                                                      ----------------------
                                                    YTD                                                          YTD '06
                                                    '06                 Year                              NOI        NOI
                            # of          Date    Rent/    YTD '06       Ago        Rental    Rental       w/         w/         %
                           Apts.         Acqu.      Mo.     Occup.    Occup.         Rates     Revs.      G&A        G&A    #Units
                           -----         -----      ---     ------    ------         -----     -----      ---        ---    ------
Baltimore Region
Bonnie Ridge                 960      7/1/1999   $  995      93.1%     91.7%          0.6%      2.2%     4.3%
Canterbury Apartments        618     7/16/1999   $  862      94.9%     93.3%          4.3%      6.1%     8.6%
Country Village              344     4/30/1998   $  835      93.3%     92.8%          4.6%      5.1%    10.7%
Falcon Crest                 396     7/16/1999   $  922      90.5%     90.1%          5.0%      5.5%     9.7%
Fenland Field                234      8/1/2001   $1,051      93.2%     94.0%          2.9%      1.9%    -0.7%
Gateway Village              132     7/16/1999   $1,200      90.7%     92.1%          5.6%      3.9%     6.3%
Mill Towne Village
Apts                         384     5/31/2001   $  814      93.6%     94.6%          3.9%      2.8%     6.1%
Morningside Heights        1,050     4/30/1998   $  827      93.6%     93.7%          2.9%      2.8%     5.6%
Owings Run                   504     7/16/1999   $1,069      93.9%     94.3%          6.9%      6.4%    11.5%
Ridgeview at
Wakefield Valley             204     1/13/2005   $1,005      94.5%       n/a           n/a       n/a      n/a
Selford Townhomes            102     7/16/1999   $1,224      93.3%     93.3%          3.5%      3.6%     1.6%
Shakespeare Park              84     7/16/1999   $  821      97.9%     96.1%          1.4%      3.3%    13.0%
Timbercroft Townhomes        284     7/16/1999   $  795      99.1%     98.7%          5.5%      5.9%    11.6%
Village Square
Townhomes                    370     7/16/1999   $1,080      95.6%     95.5%          5.3%      5.4%     7.9%
Woodholme Manor              177     3/31/2001   $  780      93.2%     91.5%          8.1%     10.1%    20.5%
                           -----                 ------      ----      ----           ---       ---      ---       ----      ----
Total Baltimore
Region                     5,843                 $  929      93.8%     93.4%          3.8%      4.2%     7.3%      14.9%     14.9%

Boston Region:
Gardencrest                  696     6/28/2002   $1,373      96.3%     94.8%          4.2%      5.8%     4.9%
Highland House               172     5/31/2006   $1,109      93.8%       n/a           n/a       n/a      n/a
Liberty Place                107      6/6/2006   $1,341      91.6%       n/a           n/a       n/a      n/a
Stone Ends                   280     2/12/2003   $1,207      96.2%     95.1%          3.1%      4.4%     9.7%
The Heights at
Marlborough                  348      9/7/2006   $1,382      92.2%       n/a           n/a       n/a      n/a
The Meadows at
Marlborough                  264      9/7/2006   $1,471      90.5%       n/a           n/a       n/a      n/a
The Village at
Marshfield                   276     3/17/2004   $1,125      93.6%     93.6%          2.8%      2.8%    18.5%
                           -----                 ------      ----      ----           ---       ---      ---       ----      ----
Total Boston Region        2,143                 $1,281      95.8%     94.6%          3.7%      4.9%     8.5%       4.7%      5.5%

Buffalo, NY Region:
Emerson Square                96    10/15/1997   $  696      97.1%     96.3%          1.8%      2.6%    -2.0%
Idylwood                     720      1/1/1995   $  681      92.1%     92.8%          0.7%      0.0%     2.6%
Paradise Lane                324    10/15/1997   $  697      88.8%     90.2%         -0.8%     -2.3%    -9.2%
Raintree Island              504      8/4/1994   $  719      91.0%     89.3%         -1.2%      0.7%    -2.7%
                           -----                 ------      ----      ----           ---       ---      ---       ----      ----
Total Buffalo Region       1,644                 $  697      91.4%     91.4%         -0.1%     -0.1%    -1.4%       2.1%      4.2%

Florida Region
 The Hamptons                668      7/7/2004   $  967      94.5%     96.1%         11.4%      9.5%    14.8%
 Vinings at Hampton
Village                      168      7/7/2004   $1,043      94.9%     94.4%         10.2%     10.9%    15.1%
                           -----                 ------      ----      ----           ---       ---      ---       ----      ----
Total Florida Region         836                 $  982      94.6%     95.8%         11.1%      9.8%    14.8%       1.8%      2.1%

Hudson Valley Region
Carriage Hill                140     7/17/1996   $1,196      94.4%     92.9%         -1.3%      0.3%    -1.9%
Cornwall Park                 75     7/17/1996   $1,592      93.2%     88.1%         -2.3%      3.3%     3.3%
Lakeshore Villas             152     7/17/1996   $1,062      90.6%     93.4%          1.9%     -1.2%     2.6%
Patricia                     100      7/7/1998   $1,372      93.8%     96.2%          2.5%      0.0%    -2.1%
Sherwood Consolidation       224    10/11/2002   $1,179      95.8%     96.8%          9.5%      8.4%    23.9%
Sunset Gardens               217     7/17/1996   $  928      94.5%     94.7%          2.2%      2.0%    -2.8%
                           -----                 ------      ----      ----           ---       ---      ---       ----      ----
Total Hudson Valley
Region                       908                 $1,157      94.0%     94.1%          2.8%      2.7%     4.4%       2.3%      2.3%

Illinois Region
Blackhawk                    371    10/20/2000   $  843      91.9%     91.0%          2.0%      3.1%    10.5%
Courtyards Village           224     8/29/2001   $  769      96.0%     94.4%          2.5%      4.2%    17.0%
Cypress Place                192    12/27/2000   $  903      94.8%     93.0%          1.6%      3.6%     8.3%
The Colony                   783      9/1/1999   $  812      95.2%     92.7%          0.1%      2.8%     5.9%
The New Colonies             672     6/23/1998   $  701      92.6%     91.3%          0.2%      1.6%     5.1%
                           -----                 ------      ----      ----           ---       ---      ---       ----      ----
Total Illinois Region      2,242                 $  787      94.0%     92.2%          0.9%      2.7%     7.5%       3.8%      5.7%

Long Island, NY Region
Bayview / Colonial           160     11/1/2000   $1,180      95.1%     95.9%          3.2%      2.4%     7.1%
Cambridge Village             82      3/1/2002   $1,531      95.8%     97.9%          6.4%      4.1%    12.2%
Coventry Village              94     7/31/1998   $1,359      94.5%     95.8%          2.0%      0.6%    -2.6%
Devonshire Hills             297     7/16/2001   $1,717      95.3%     96.5%          3.7%      2.3%     5.2%
East Winds                    96     11/1/2000   $1,142      95.9%     93.3%          2.6%      5.4%    13.8%
Hawthorne Court              434      4/4/2002   $1,362      93.0%     94.4%          2.9%      1.4%     3.1%
Heritage Square               80      4/4/2002   $1,519      97.8%     98.3%          6.7%      6.1%     3.2%
Holiday Square               144     5/31/2002   $1,083      95.6%     94.7%          5.0%      6.0%    16.8%
Lake Grove Apartments        368      2/3/1997   $1,391      94.2%     92.9%          1.9%      3.4%     4.2%
Maple Tree                    84     11/1/2000   $1,151      94.7%     92.8%          1.5%      3.6%    12.4%
Mid- Island Estates          232      7/1/1997   $1,251      92.3%     95.0%          2.4%     -0.6%     2.4%
Rider Terrace                 24     11/1/2000   $1,246      91.5%     92.2%          1.9%      1.1%     6.8%
Sayville Commons             342     7/15/2005   $1,383      98.6%       n/a           n/a       n/a      n/a
South Bay Manor               61     9/11/2000   $1,539      91.3%     93.2%          1.3%     -0.7%    11.4%
Southern Meadows             452     6/29/2001   $1,353      95.6%     95.6%          2.5%      2.6%    -0.1%
Stratford Greens             359      3/1/2002   $1,403      95.2%     95.9%          1.9%      1.1%    -0.1%
Terry Apartments              65     11/1/2000   $1,146      96.5%     96.3%          4.0%      4.2%    16.5%
Westwood Village Apts        242      3/1/2002   $2,147      95.3%     94.5%          3.4%      4.2%    13.1%
Woodmont Village Apts         96      3/1/2002   $1,277      95.2%     94.5%          3.5%      4.2%     4.8%
Yorkshire Village Apts        40      3/1/2002   $1,551      96.5%     96.6%          5.4%      5.4%     9.3%
                           -----                 ------      ----      ----           ---       ---      ---       ----      ----
Total Long Island
Region                     3,752                 $1,418      95.1%     95.1%          3.0%      2.6%     5.1%      13.9%      9.5%

Maine Region
Liberty Commons              120      8/1/2005   $  614      95.1%       n/a           n/a       n/a      n/a
Mill Co. Gardens              95      7/7/1998   $  755      94.4%     96.4%          1.4%     -0.7%    -3.0%
Redbank Village              500      7/7/1998   $  804      93.2%     92.5%          1.6%      2.3%     1.5%
                           -----                 ------      ----      ----           ---       ---      ---       ----      ----
 Total Maine Region          715                 $  766      93.6%     93.1%          1.5%      1.8%     0.9%       1.5%      1.8%

New Jersey Region
Barrington Gardens           148      3/1/2005   $  842      96.4%       n/a           n/a       n/a      n/a
Chatham Hill
Apartments                   308     1/30/2004   $1,569      95.8%     94.0%          5.5%      7.5%    32.7%
East Hill Gardens             33      7/7/1998   $1,431      98.3%     96.1%          3.9%      6.4%     9.5%
Hackensack Gardens           198      3/1/2005   $  858      97.9%       n/a           n/a       n/a      n/a
Lakeview                     106      7/7/1998   $1,239      97.8%     95.6%          4.1%      6.6%     3.2%
Northwood Apartments         134     1/30/2004   $1,184      94.0%     96.3%          4.5%      2.1%    11.2%
Oak Manor                     77      7/7/1998   $1,708      97.6%     96.9%          2.0%      2.7%     5.6%
Pleasant View              1,142      7/7/1998   $1,052      94.5%     92.6%          3.2%      5.3%     5.4%
Pleasure Bay                 270      7/7/1998   $1,051      94.6%     96.5%          5.9%      3.9%     5.6%
Regency Club                 372     9/24/2004   $1,102      92.8%     95.3%          3.2%      0.6%    -2.0%
Royal Gardens
Apartments                   550     5/28/1997   $1,119      94.3%     92.1%          3.6%      6.1%     6.5%
Wayne Village                275      7/7/1998   $1,273      97.3%     95.3%          5.3%      7.5%     8.2%
Windsor Realty                67      7/7/1998   $1,134      94.9%     94.3%          3.6%      4.2%     5.2%
                           -----                 ------      ----      ----           ---       ---      ---       ----      ----
Total New Jersey
Region                     3,680                 $1,137      95.1%     94.0%          4.0%      5.1%     8.6%      10.7%      9.3%

Philadelphia Region
Beechwood Gardens            160      7/7/1998   $  829      93.9%     94.7%          0.3%     -0.5%    10.5%
Castle Club                  158     3/15/2000   $  929      92.7%     94.3%          3.0%      1.3%     2.6%
Chesterfield                 247     9/23/1997   $  898      95.6%     96.0%          3.3%      2.9%     8.0%
Curren Terrace               318     9/23/1997   $  907      93.3%     93.8%         -0.1%     -0.6%     5.9%
Executive House              100     9/23/1997   $  946      90.2%     94.6%          2.7%     -2.1%    -5.8%
Glen Brook                   174     7/28/1999   $  812      91.5%     91.8%          6.6%      6.3%     8.9%
Glen Manor                   174     9/23/1997   $  761      90.7%     92.4%          0.2%     -1.6%     3.4%
Golf Club                    399     3/15/2000   $1,008      92.2%     91.3%          0.1%      1.1%     7.9%
Hill Brook Place             274     7/28/1999   $  871      94.2%     95.7%          3.1%      1.4%     5.5%
Home Properties of
Bryn Mawr                    316     3/15/2000   $1,050      91.8%     92.3%          1.4%      0.8%     3.7%
Home Properties of
Devon                        631     3/15/2000   $1,089      92.7%     88.7%          3.2%      7.9%    16.9%
Home Properties of
Newark                       432     7/16/1999   $  854      93.6%     95.0%          4.2%      2.7%    -2.4%
New Orleans Park             442     7/28/1999   $  813      95.4%     92.8%          2.8%      5.7%    14.0%
Racquet Club                 466      7/7/1998   $1,021      93.9%     96.7%          2.4%     -0.5%    -1.2%
Racquet Club South           103     5/27/1999   $  877      94.7%     96.9%          2.8%      0.5%     3.5%
Ridley Brook                 244     7/28/1999   $  874      96.0%     93.7%          4.4%      7.0%    16.6%
Sherry Lake                  298     7/23/1998   $1,159      93.3%     93.9%          2.8%      2.1%     8.7%
The Brooke at
Peachtree Village            146     8/15/2005   $1,007      97.3%       n/a           n/a       n/a      n/a
The Landings                 384    11/25/1996   $  964      94.3%     95.4%          0.7%     -0.4%     2.8%
Trexler Park                 249     3/15/2000   $1,051      89.1%     92.9%          2.6%     -1.6%     0.8%
Trexler Park West             48     6/23/2006   $  818      52.2%       n/a           n/a       n/a      n/a
Valley View                  177     9/23/1997   $  831      89.5%     91.0%          3.4%      1.7%     4.4%
Village Square               128     9/23/1997   $  907      93.9%     96.0%          0.1%     -2.2%     2.0%
William Henry                363     3/15/2000   $1,103      90.5%     92.5%          0.8%     -1.4%    -3.6%
                           -----                 ------      ----      ----           ---       ---      ---       ----      ----
Total Philadelphia
Region                     6,431                 $  958      93.1%     93.3%          2.2%      1.8%     5.5%      15.1%     16.4%

Rochester, NY Region:
1600 East Avenue             164     9/18/1997   $1,024      92.4%     90.6%         -1.6%      0.3%     7.2%
1600 Elmwood                 210      8/4/1994   $  926      94.7%     92.8%         -0.5%      1.6%     0.7%
Brook Hill                   192      8/4/1994   $  861      93.9%     91.4%          0.4%      3.1%     6.0%
Newcastle Apartments         197      8/4/1994   $  750      94.2%     92.9%         -1.9%     -0.6%     0.5%
Perinton Manor               224      8/4/1994   $  814      94.7%     93.8%         -0.9%      0.1%    11.1%
Riverton Knolls              240      8/4/1994   $  862      91.5%     92.0%          3.0%      2.4%     8.7%
Spanish Gardens              220      8/4/1994   $  683      94.5%     90.7%         -1.7%      2.4%    15.6%
The Meadows                  113      8/4/1994   $  762      93.2%     95.1%         -0.8%     -2.8%    -9.1%
Woodgate                     120     6/30/1997   $  789      92.7%     91.9%         -4.8%     -4.1%     6.4%
                           -----                 ------      ----      ----           ---       ---      ---       ----      ----
Total Rochester Region     1,680                 $  831      93.6%     92.2%         -0.7%      0.7%     5.8%       2.9%      4.3%

Syracuse, NY Region:
Fairview Heights             214      8/4/1994   $1,005      88.2%     86.3%          1.1%      3.4%     8.2%
Harborside Manor             281     9/30/1994   $  688      93.1%     94.6%         -0.6%     -2.2%    -6.7%
Pearl Street                  60     5/17/1995   $  629      92.4%     93.0%          2.5%      1.9%    -2.8%
Village Green (inclu
Fairways)                    448    12/19/1994   $  711      89.7%     89.9%          0.5%      0.2%    -3.7%
Westminster Place            240      1/1/1996   $  686      93.6%     92.1%          0.5%      2.2%    16.3%
                           -----                 ------      ----      ----           ---       ---      ---       ----      ----
Total Syracuse Region      1,243                 $  748      90.9%     90.6%          0.5%      0.8%     1.7%       1.8%      3.2%

Washington DC Region
Braddock Lee                 255     3/16/1998   $1,199      96.4%     93.8%          1.7%      4.5%     8.2%
Brittany Place               591     8/22/2002   $1,065      93.1%     90.9%          1.1%      3.5%    15.6%
Cider Mill                   864     9/27/2002   $1,053      94.2%     93.4%          2.2%      3.1%     4.4%
Cinnamon Run                 511    12/28/2005   $1,114      94.6%       n/a           n/a       n/a      n/a
East Meadow                  150      8/1/2000   $1,252      95.5%     96.2%          2.1%      1.3%     5.2%
Elmwood Terrace              504     6/30/2000   $  844      92.6%     89.6%          1.6%      5.0%    12.1%
Falkland Chase               450     9/10/2003   $1,208      95.3%     92.1%          4.6%      8.2%     6.4%
Orleans Village              851    11/16/2000   $1,248      94.0%     93.3%          5.4%      6.2%     8.5%
Park Shirlington             294     3/16/1998   $1,183      95.9%     92.9%          2.3%      5.7%     7.1%
Peppertree Farm              881    12/28/2005   $1,095      86.7%       n/a           n/a       n/a      n/a
Seminary Hill                296      7/1/1999   $1,183      94.0%     92.5%          1.1%      2.8%     0.8%
Seminary Towers              539      7/1/1999   $1,207      94.7%     92.9%          2.2%      4.1%    10.7%
Tamarron Apartments          132     7/16/1999   $1,313      95.9%     94.9%          6.7%      7.7%    11.1%
The Apts at
Wellington Trace             240      3/2/2004   $1,192      97.3%     95.9%          2.1%      3.5%     5.6%
The Manor - MD               435     8/31/2001   $1,122      92.6%     92.3%          0.8%      1.1%     7.4%
The Manor - VA               198     2/19/1999   $  983      94.9%     93.6%          1.4%      2.9%     6.4%
The Sycamores                185    12/16/2002   $1,270      96.7%     96.2%          6.8%      7.3%    15.6%
Virginia Village             344     5/31/2001   $1,209      95.3%     95.7%          0.5%      0.1%    -0.1%
West Springfield             244    11/18/2002   $1,329      94.7%     96.7%          6.2%      4.0%     7.0%
Woodleaf Apartments          228     3/19/2004   $1,039      93.1%     92.7%          4.6%      5.1%    15.5%
                           -----                 ------      ----      ----           ---       ---      ---       ----      ----
Total Washington DC
Region                     8,192                 $1,135      93.7%     93.2%          2.9%      4.2%     7.9%      24.5%     20.8%

TOTAL OWNED PORTFOLIO     39,309                 $1,033      93.9%       n/a           n/a       n/a      n/a     100.0%    100.0%

TOTAL CORE PORTFOLIO      31,253                 $1,069      94.2%     93.7%          3.1%      3.7%     7.1%
HELD FOR SALE/UPSTATE      4,567                 $  760      92.1%     91.5%         -0.2%      0.5%     1.5%
TOTAL SAME STORE          35,820                 $1,029      94.0%     93.5%          2.8%      3.4%     6.7%

Economic Occupancy Comparison By Regions - Core/Held For Sale Properties

Sequential Comparison
---------------------
Region                                  % Units       3Q '06      2Q '06    Variance
------                                  -------       ------      ------    --------
New Jersey, Long Island, Hudson Valley    21.4%        94.4%       95.2%       -0.8%
Washington                                19.0%        94.3%       94.7%       -0.4%
Philadelphia                              17.4%        92.9%       93.2%       -0.3%
Baltimore                                 15.7%        92.9%       94.3%       -1.4%
Misc.                                      7.5%        94.3%       95.4%       -1.1%
Chicago                                    6.3%        93.4%       94.2%       -0.8%

Total Core                                87.3%        93.8%       94.5%       -0.7%

Held For Sale/Upstate                     12.7%        93.0%       91.1%        1.9%
                                         -----          ---         ---         ---
Total Same Store                         100.0%        93.7%       94.2%       -0.5%
                                         =====          ===         ===         ===

Year over Year Comparison
-------------------------
Region                                  % Units       3Q '06      3Q '05    Variance
------                                  -------       ------      ------    --------
New Jersey, Long Island, Hudson Valley    21.4%        94.4%       94.7%       -0.3%
Washington                                19.0%        94.3%       94.1%        0.2%
Philadelphia                              17.4%        92.9%       93.7%       -0.8%
Baltimore                                 15.7%        92.9%       94.0%       -1.1%
Misc.                                      7.5%        94.3%       95.0%       -0.7%
Chicago                                    6.3%        93.4%       94.0%       -0.6%
                                         -----          ---         ---         ---
Total Core                                87.3%        93.8%       94.3%       -0.5%

Held For Sale/Upstate                     12.7%        93.0%       91.4%        1.6%
                                         -----          ---         ---         ---
Total Same Store                         100.0%        93.7%       94.0%       -0.3%
                                         =====          ===         ===         ===

September vs Quarter Comparison
-------------------------------
Region                                  % Units      Sep '06      3Q '06    Variance
------                                  -------      -------      ------    --------
New Jersey, Long Island, Hudson Valley    21.4%        94.1%       94.4%       -0.3%
Washington                                19.0%        94.1%       94.3%       -0.2%
Philadelphia                              17.4%        93.2%       92.9%        0.3%
Baltimore                                 15.7%        92.9%       92.9%        0.0%
Misc.                                      7.5%        94.8%       94.3%        0.5%
Chicago                                    6.3%        93.0%       93.4%       -0.4%
                                         -----          ---         ---         ---
Total Core                                87.3%        93.7%       93.8%       -0.1%

Held For Sale/Upstate                     12.7%        94.2%       93.0%        1.2%
                                         -----          ---         ---         ---
Total Same Store                         100.0%        93.8%       93.7%        0.1%
                                         =====          ===         ===         ===

Net Operating Results - Core/Held For Sale Properties
-----------------------------------------------------

Sequential Results
Third Quarter 2006 Versus Second Quarter 2006
---------------------------------------------
Region                                  % Units     Revenues    Expenses         NOI
------                                  -------     --------    --------         ---
New Jersey, Long Island, Hudson Valley    21.4%         0.5%        3.4%       -1.1%
Washington                                19.0%         1.0%        7.8%       -2.8%
Philadelphia                              17.4%         0.8%        3.3%       -0.7%
Baltimore                                 15.7%         1.2%        8.7%       -2.2%
Misc.                                      7.5%         1.7%        4.4%        0.1%
Chicago                                    6.3%         0.3%        2.0%       -1.2%
                                         -----          ---         ---         ---
Total Core                                87.3%         0.9%        5.1%       -1.5%

Held For Sale/Upstate                     12.7%         3.1%        1.6%        4.7%
                                         -----          ---         ---         ---
Total Same Store                         100.0%         1.1%        4.6%       -1.1%
                                         =====          ===         ===         ===

Year Over Year Results
Third Quarter 2006 Versus Third Quarter 2005
--------------------------------------------
Region                                  % Units     Revenues    Expenses         NOI
------                                  -------     --------    --------         ---
New Jersey, Long Island, Hudson Valley    21.4%         3.4%        2.9%        3.7%
Washington                                19.0%         4.1%        3.3%        4.7%
Philadelphia                              17.4%         3.8%        5.7%        2.3%
Baltimore                                 15.7%         5.0%        5.3%        4.8%
Misc.                                      7.5%         6.0%        6.1%        5.8%
Chicago                                    6.3%         2.2%        2.7%        1.7%
                                         -----          ---         ---         ---
Total Core                                87.3%         4.0%        4.1%        4.0%

Held For Sale/Upstate                     12.7%         3.9%        0.4%        8.5%
                                         -----          ---         ---         ---
Total Same Store                         100.0%         4.0%        3.6%        4.3%
                                         =====          ===         ===         ===

Resident Statistics

Top Six Reasons for Moveouts
----------------------------
                       3Q '06     2Q '06     1Q '06    4Q '05       3Q '05    2Q '05     1Q '05   Year '05   Year '04   Year '03
                       ------     ------     ------    ------       ------    ------     ------   --------   --------   --------

Home purchase          19.10%     18.70%     17.60%    19.00%       20.80%    19.40%     18.50%     19.40%     19.50%     19.60%

Employment related     15.70%     15.70%     16.40%    16.30%       15.30%    15.80%     15.10%     15.60%     15.50%     14.90%

Location convenience/
     apartment size    13.60%     11.70%     11.50%    11.50%       14.60%    13.00%     11.90%     12.80%     12.30%     12.20%

Eviction/skip          12.60%     12.30%     14.70%    15.00%       11.20%    10.80%     15.30%     13.10%     12.30%     12.60%

Domestic Situation     10.60%      9.50%      7.10%     7.50%       10.00%     9.40%      5.50%      8.10%      8.00%      8.40%

Transfer w/in HP        7.80%      8.20%      8.80%     8.80%        8.00%     8.30%     11.10%      9.10%      9.50%      9.00%
                       ------     ------     ------    ------       ------    ------     ------   --------   --------   --------

Traffic                                                           Turnover
----------------------------------------------------------------------------------------------------------
                                             Signed    Signed
                      Traffic    Traffic     Leases    Leases
                       3Q '06   Year '06     3Q '06  Year '06
                           To         To         To        To
                       3Q '05   Year '05     3Q '05  Year '05       3Q '06    3Q '05   Year '06   Year '05
                       ------   --------     ------  --------       ------    ------   --------   --------
Region
------
Baltimore                  1%        -6%        -8%      -11%          13%       12%        32%        33%
Chicago                    6%         1%        -3%       -7%          16%       15%        40%        42%
Florida                   15%        27%        10%      -10%          13%       12%        35%        34%
Hudson Valley             -5%       -13%        21%        7%          14%       14%        34%        35%
Long Island               -5%       -11%        12%       -1%          11%       11%        30%        30%
New Jersey                 1%        -2%        -1%       -3%          11%       10%        28%        28%
Philadelphia              16%         9%        15%        7%          15%       15%        35%        35%
Washington                -5%        -1%       -11%       -9%          12%       14%        32%        35%
                          --         --         --        --           --        --         --         --
Total Core                 2%        -1%         0%       -5%          13%       13%        32%        34%

Held For Sale/Upstate     13%         7%         8%        7%          15%       16%        43%        41%
                          --         --         --        --           --        --         --         --
Total Same Store           3%         0%         2%       -3%          13%       13%        34%        35%
----------------------------------------------------------------------------------------------------------

Bad Debts as % of Rents - Core Portfolio
-------------------------------------------------------------
                       3Q '06     3Q '05   Year '06  Year '05
                        0.88%      0.62%      0.72%     0.56%
-------------------------------------------------------------

Core Properties Net Operating Income Detail
    (Excludes Upstate)

                            3Q '06      3Q '05     Quarter            %     Year '06     Year '05        Year           %
                            Actual      Actual    Variance     Variance       Actual       Actual    Variance    Variance
                            ------      ------    --------     --------       ------       ------    --------    --------

Rent                        95,042      92,413       2,629         2.8%      283,207      273,161      10,046        3.7%
Utility Recovery             2,035       1,277         758        59.4%        5,496        1,556       3,940      253.2%
                            ------      ------       -----         ---       -------      -------      ------        ---
Rent Including Recoveries   97,077      93,690       3,387         3.6%      288,703      274,717      13,986        5.1%
Other Income                 4,796       4,229         567        13.4%       13,371       11,780       1,591       13.5%
                            ------      ------       -----         ---       -------      -------      ------        ---
Total Income               101,873      97,919       3,954         4.0%      302,074      286,497      15,577        5.4%
Operating & Maintenance    (41,355)    (39,716)     (1,639)       -4.1%     (127,884)    (123,901)     (3,983)      -3.2%
                            ------      ------       -----         ---       -------      -------      ------        ---
Net Core NOI                60,518      58,203       2,315         4.0%      174,190      162,596      11,594        7.1%
                            ======      ======       =====         ===       =======      =======      ======        ===

Occupancy %                  93.8%       94.3%       -0.5%                     94.2%        93.7%        0.5%
                                             .
Weighted Avg Rent           $1,081     $ 1,046       $  35         3.4%      $ 1,069      $ 1,036       $  33        3.1%

Core Properties Operating Expense Detail
    (Excludes Upstate)

                                    3Q '06    3Q '05    Quarter           %   Year '06  Year '05        Year          %
                                    Actual    Actual   Variance    Variance     Actual    Actual    Variance   Variance
                                    ------    ------   --------    --------     ------    ------    --------   --------
Electricity                          2,152     1,910      (242)      -12.7%      5,371     4,888       (483)      -9.9%
Gas                                  1,698     1,593      (105)       -6.6%     14,094    12,306     (1,788)     -14.5%
Water & Sewer                        2,934     2,809      (125)       -4.4%      8,401     7,927       (474)      -6.0%
Repairs & Maintenance                7,671     7,126      (545)       -7.6%     19,342    18,529       (813)      -4.4%
Personnel Expense                    8,731     8,239      (492)       -6.0%     25,814    26,390         576       2.2%
Site Level Incentive Compensation      529       644        115       17.9%      1,689     1,800         111       6.2%
Advertising                          1,063     1,161         98        8.4%      3,086     3,569         483      13.5%
Legal & Professional                   211       270         59       21.9%        925       692       (233)     -33.7%
Office & Telephone                   1,493     1,518         25        1.6%      4,189     4,264          75       1.8%
Property Ins.                        1,495     1,300      (195)      -15.0%      4,952     3,833     (1,119)     -29.2%
Real Estate Taxes                    9,847     9,685      (162)       -1.7%     28,747    28,771          24       0.1%
Snow                                     2         2          -        0.0%        456       947         491      51.8%
Trash                                  613       659         46        7.0%      1,833     1,855          22       1.2%
Property Management G & A            2,916     2,800      (116)       -4.1%      8,985     8,130       (855)     -10.5%
                                    ------    ------    ------         ---     -------   -------     ------        ---
Total Core                          41,355    39,716    (1,639)       -4.1%    127,884   123,901     (3,983)      -3.2%
                                    ======    ======    ======         ===     =======   =======     ======        ===

Summary Of Recent Acquisitions
                                                                                        (1)                  Wgtd. Avg.
                                                                 Purchase     # of      CAP      Purchase     Price Per
Community                                 Market         State       Date    Units     Rate    Price (mm)          Unit
---------                                 ------         -----       ----    -----     ----    ----------          ----
2006 Acquisitions
-----------------
Highland House                            Boston         MA     5/31/2006      172     6.3%         $17.9      $104,006
Liberty Place                             Boston         MA      6/6/2006      107     6.6%         $14.9      $139,178
The Heights at Marlborough                Boston         MA      9/7/2006      348     6.0%         $48.9      $140,557
The Meadows at Marlborough                Boston         MA      9/7/2006      264     6.4%         $34.2      $129,402
                                                                             -----     ---         ------      --------
                                                                 Subtotal      891     6.2%        $115.9      $130,030
                                                                             -----     ---         ------      --------
Purchased after the third quarter close
---------------------------------------
Heritage Woods                            Baltimore      MD     10/4/2006      164     7.2%         $14.0       $85,622
Topfield                                  Baltimore      MD     10/4/2006      156     6.7%         $18.4      $117,891
                                                                             -----     ---         ------      --------
                                                                 Subtotal      320     6.9%         $32.4      $101,353
                                                                             -----     ---         ------      --------
                                                                Total YTD    1,211     6.4%        $148.3      $122,453
                                                                             =====     ===         ======      ========

                                                                                        (1)                  Wgtd. Avg.
                                                                 Purchase     # of      CAP      Purchase     Price Per
Community                                 Market         State       Date    Units     Rate    Price (mm)          Unit
---------                                 ------         -----       ----    -----     ----    ----------          ----
2005 Acquisitions
-----------------
Ridgeview at Wakefield Valley             Baltimore      MD     1/13/2005      204     7.1%         $19.7       $96,436
Hackensack Gardens                        New Jersey     NJ      3/1/2005      198     5.3%         $12.9       $65,192
Barrington Gardens                        New Jersey     NJ      3/1/2005      148     7.1%          $7.4       $50,176
Sayville Commons                          Long Island    NY     7/15/2005      342     5.4%         $63.6      $185,965
The Brooke at Peachtree Village           Philadelphia   PA     8/15/2005      146     5.7%         $16.0      $109,884
Peppertree Farm *                         NoVA/DC        MD    12/28/2005      881     6.1%         $96.7      $109,805
Cinnamon Run                              NoVA/DC        MD    12/28/2005      511     6.2%         $67.7      $132,534
                                                                             -----     ---         ------      --------
                                                                 Subtotal    2,430     6.0%        $284.1      $116,919

*    Purchase  Price is $7.2 million  less than  reported in  acquisition  press release due to GAAP fair market value  adjustment  for OP Units issued at a price above current market value.
                                                                Total YTD    2,430     6.0%        $284.1      $116,919
                                                                             =====     ===         ======      ========
-----------------------------------------------------------------------------------------------------------------------
                                         Total 2006 and 2005 Acquisitions    3,641     6.1%        $432.4      $118,759
-----------------------------------------------------------------------------------------------------------------------
(1)  CAP  rate  based  on  projected  NOI at the  time of  acquisition  after an allowance for a 3% management fee but before capital expenditures

Summary Of Recent Sales

                                                                                      (1)                  Wgtd. Avg.
                                                                  Sale      # of      CAP         Sales     Price Per
Community                          Market         State           Date     Units     Rate    Price (mm)          Unit
---------                          ------         -----           ----     -----     ----    ----------          ----
2006 Sales

Fairmount & Kensington             New Jersey     NJ          4/5/2006        92     4.0%          $9.2       $99,478
Detroit Portfolio (19 properties)  Detroit        MI         6/29/2006     5,046     8.3%        $228.8       $45,334

No sales have taken place during the third quarter of 2006

                                                                           -----     ---         ------       -------
                                                             Total YTD     5,138     8.1%        $237.9       $46,304
                                                                           =====     ===         ======       =======

                                                                                      (1)                  Wgtd. Avg.
                                                                  Sale      # of      CAP         Sales     Price Per
Community                          Market         State           Date     Units     Rate    Price (mm)          Unit
---------                          ------         -----           ----     -----     ----    ----------          ----
2005 Sales

Cedar Glen                         Philadelphia   PA          7/8/2005       110     7.0%          $5.9       $53,636
Pavilion                           NoVA/DC        MD        11/10/2005       432     3.6%        $117.1      $271,162
Wellington Lakes & Woods           NoVA/DC        VA        11/29/2005       274     5.8%         $19.5       $71,281
                                                                           -----     ---         ------       -------
                                                             Total YTD       816     4.0%        $142.6      $174,722
                                                                           =====     ===         ======       =======

---------------------------------------------------------------------------------------------------------------------
                                                Combined 2006 and 2005     5,954     6.6%        $380.5       $63,903
---------------------------------------------------------------------------------------------------------------------

(1)  CAP rate based on projected  NOI at the time of sale after an allowance for a 3% management fee but before capital expenditures

Breakdown Of Owned Units By Market

                                           Net                                      Net
                                     Acquired/                                Acquired/
                                     Developed         As of    12/31/2005    Developed        As of      Current
Market                   State         in 2005    12/31/2005    % of Units      in 2006    9/30/2006   % of Units
------                   -----         -------    ----------    ----------      -------    ---------   ----------
Suburban New York City   NY/NJ             688         8,432        19.41%          -92        8,340       21.22%
Suburban Washington      DC                687         8,192        18.86%            0        8,192       20.84%
Philadelphia             PA                 35         5,948        13.69%           51        5,999       15.26%
Baltimore                MD                204         5,842        13.45%            1        5,843       14.86%
Detroit                  MI                  0         5,046        11.62%       -5,046            0        0.00%
Upstate New York         NY                  0         4,567        10.52%            0        4,567       11.62%
Chicago                  IL                  0         2,242         5.16%            0        2,242        5.70%
Boston                   MA                  0         1,252         2.88%          891        2,143        5.45%
Florida                  FL                  0           836         1.92%            0          836        2.13%
Portland                 ME                 48           643         1.48%           72          715        1.82%
Dover                    DE                  0           432         0.99%            0          432        1.10%
                                         -----        ------        -----         -----       ------       -----
Total                                    1,662        43,432        100.0%       -4,123       39,309       100.0%

Debt Summary Schedule

FIXED
-----
                                                                                                             MATURITY   YEARS TO
PROPERTY                                      LENDER                            RATE          BALANCE            DATE   MATURITY
--------                                      ------                            ----          -------            ----   --------
Woodgate Place                           (2)  ARCS - Fannie Mae                7.865        3,082,561        01/01/07       0.25
Brittany Place (*)                       (1)  KeyBank RE Cap                   4.780       17,548,932        06/11/07       0.70
Seminary Towers - 1st                         Wachovia Bank                    8.220        1,635,525        06/25/07       0.73
Seminary Towers - 2nd                         Wachovia Bank                    8.400          659,599        06/25/07       0.73
Seminary Towers - 3rd                         Wachovia Bank                    5.350       15,648,073        06/25/07       0.73
Seminary Towers - 4th                         Wachovia Bank                    5.390       10,000,000        06/25/07       0.73
Southern Meadows (*)                     (1)  KeyBank RE Cap                   7.250       18,796,550        07/11/07       0.78
Courtyards Village (*)                   (1)  Berkshire Mtg-Freddie            6.670        4,747,151        08/01/07       0.84
Royal Gardens Apts. - 1st                     M&T Realty - Freddie Mac         4.900       30,491,582        11/01/07       1.09
Royal Gardens Apts. - 2nd                     M&T Realty - Freddie Mac         4.550        1,433,538        11/01/07       1.09
Fenland Field                                 Prudential-Fannie Mae            5.050       11,929,147        12/01/07       1.17
Home Properties at Newark                     Prudential-Fannie Mae            4.840       16,338,973        12/01/07       1.17
Village Square 1, 2 & 3                       Prudential-Fannie Mae            5.050       20,794,833        12/01/07       1.17
Cypress Place                                 Reilly - Fannie Mae              7.130        6,021,288        01/01/08       1.25
The Landings - 2nd                            CharterMac-Fannie Mae            6.740        3,573,655        01/01/08       1.25
The Landings -1st                             CharterMac-Fannie Mae            6.930        8,974,192        01/01/08       1.25
Virginia Village                              Wachovia - Svcr                  6.910        8,816,302        01/01/08       1.25
Cambridge Village - 1st (*)              (1)  North Fork Bank                  5.960        2,541,145        03/01/08       1.42
Cambridge Village - 2nd                       North Fork Bank                  5.250          542,509        03/01/08       1.42
Yorkshire Village (*)                    (1)  North Fork Bank                  5.810        1,455,112        03/01/08       1.42
Chatham Hill - 1st (*)                   (1)  Bank of New York                 3.900       18,872,662        07/01/08       1.75
Racquet Club South                            NorthMarq - Freddie              6.980        2,798,576        07/01/08       1.75
Westwood Village - 1st (*)               (1)  M and T Bank                     5.940       15,298,048        10/31/08       2.09
Stone Ends                                    Prudential-Fannie Mae            4.530       22,920,069        11/01/08       2.09
Westwood Village - 2nd (*)               (1)  M and T Bank                     5.940          869,872        11/01/08       2.09
Westwood Village - 3rd                        M and T Bank                     5.550       17,568,855        11/01/08       2.09
Golf Club Apartments                          ARCS - Fannie                    6.585       15,439,952        12/01/08       2.17
Devonshire - 2nd                              Wachovia - Fannie Mae            6.720        4,659,930        01/01/09       2.26
Heritage Square                               CharterMac-Fannie                5.150        6,310,898        07/01/09       2.75
Blackhawk                                     M&T Realty - Freddie Mac         5.060       13,328,149        12/01/09       3.17
William Henry                                 NorthMarq - Freddie              5.310       22,647,819        12/01/09       3.17
Braddock Lee                                  Prudential-Fannie Mae            4.575       21,324,541        01/01/10       3.26
Elmwood Terrace                               CharterMac-Fannie Mae            5.300       21,143,121        01/01/10       3.26
Glen Manor                                    Prudential-Fannie Mae            5.065        5,822,308        01/01/10       3.26
Hill Brook Apts                               M&T Realty - Freddie Mac         5.210       11,234,843        01/01/10       3.26
Lakeview                                      Prudential-Fannie Mae            4.575        8,676,748        01/01/10       3.26
Pleasure Bay                                  Prudential-Fannie Mae            4.575       15,084,328        01/01/10       3.26
Ridley Brook                                  Prudential-Fannie Mae            4.865        9,707,119        01/01/10       3.26
Sherry Lake                                   GMAC - Freddie Mac               5.180       19,537,125        01/01/10       3.26
Windsor Realty                                Prudential-Fannie Mae            4.575        4,670,673        01/01/10       3.26
Bayview/Colonial                              M&T Realty - Freddie Mac         4.950       11,533,189        03/01/10       3.42
East Winds Apartments                         M&T Realty - Freddie Mac         4.990        6,549,578        03/01/10       3.42
Multi-Property                                M&T Realty - Freddie Mac         7.575       45,400,000        05/01/10       3.59
Cider Mill - 1st (*)                     (1)  Deutsche Bank - Freddie          4.720       43,454,406        10/01/10       4.01
Cider Mill - 2nd                              Deutsche Bank - Freddie          5.180       18,187,959        10/01/10       4.01
Home Properties at Devon                      Prudential-Fannie Mae            7.500       28,892,000        10/01/10       4.01
The Heights at Marlborough               (1)  Deutsche Bank - Freddie          5.420       23,702,143        10/01/10       4.01
Trexler Park                                  Prudential-Fannie Mae            7.500       10,140,000        10/01/10       4.01
Multi-Property                                Prudential-Fannie Mae            7.250       32,978,000        01/01/11       4.26
Multi-Property                                Prudential-Fannie Mae            6.360        8,141,000        01/01/11       4.26
Multi-Property                                Prudential-Fannie Mae            6.160       58,881,000        01/01/11       4.26
Orleans Village - 1st                         Prudential-Fannie Mae            6.815       43,745,000        01/01/11       4.26
Orleans Village - 2nd                         Prudential-Fannie Mae            5.360       22,248,000        01/01/11       4.26
New Orleans/Arbor Crossing                    Prudential-Fannie Mae            4.860       19,247,404        03/01/11       4.42
Racquet Club East - 1st                       Prudential-Fannie Mae            6.875       21,386,267        04/01/11       4.50
Racquet Club East - 2nd                       Prudential-Fannie Mae            5.490       10,424,392        04/01/11       4.50
The Meadows Apartments                   (2)  Prudential-Fannie Mae            6.875        3,296,835        05/01/11       4.59
Timbercroft Townhomes 1 - 1st                 GMAC - HUD                       8.500          500,518        05/01/11       4.59
The Meadows at Marlborough               (1)  Prudential - Fannie Mae          5.500       21,683,297        08/01/11       4.84
Lake Grove - 1st                              Prudential-Fannie Mae            6.540       26,020,801        12/01/11       5.17
Lake Grove - 2nd                              Prudential-Fannie Mae            5.510       11,177,655        12/01/11       5.17
Multi-Property Notes Pay                      Seller Financing                 4.000          498,997        02/01/12       5.34
Timbercroft III - 1st                         GMAC - HUD                       8.000          719,319        02/01/12       5.34
Emerson Square                           (2)  M&T Realty - Freddie Mac         6.850        2,177,591        03/01/12       5.42
Fairview                                 (2)  M&T Realty - Freddie Mac         6.850        7,328,066        03/01/12       5.42
Paradise Lane                            (2)  M&T Realty - Freddie Mac         6.830        8,547,742        03/01/12       5.42
Perinton Manor                           (2)  M&T Realty - Freddie Mac         6.850        9,065,121        03/01/12       5.42
Castle Club Apartments                        NorthMarq - Freddie              7.080        6,652,692        05/01/12       5.59
Gateway Village                               Prudential-Fannie Mae            6.885        6,898,438        05/01/12       5.59
The Colonies                                  Prudential-Fannie Mae            7.110       20,472,796        06/01/12       5.67
Carriage Hill - NY                            M&T Realty - Freddie Mac         6.850        5,707,837        07/01/12       5.76
Cornwall Park                                 M&T Realty - Freddie Mac         6.830        5,516,584        07/01/12       5.76
Harborside Manor - 1st                   (2)  M&T Realty - Freddie Mac         6.850        7,182,361        07/01/12       5.76
Harborside Manor - 2nd                   (2)  M&T Realty - Freddie Mac         5.680        1,175,517        07/01/12       5.76
Lakeshore Villas                              M&T Realty - Freddie Mac         6.850        4,932,522        07/01/12       5.76
Patricia Apts                                 M&T Realty - Freddie Mac         6.830        5,231,244        07/01/12       5.76
Pearl Street                             (2)  M&T Realty - Freddie Mac         6.830        1,079,538        07/01/12       5.76
Sunset Gardens - 1st                          M&T Realty - Freddie Mac         6.830        5,801,925        07/01/12       5.76
Sunset Gardens - 2nd                          M&T Realty - Freddie Mac         5.520        2,791,248        07/01/12       5.76
Westminister Place                       (2)  M&T Realty - Freddie Mac         6.850        6,468,881        07/01/12       5.76
Woodholme Manor                               Prudential-Fannie Mae            7.165        3,710,992        07/01/12       5.76
Regency Club - 1st (*)                   (1)  CharterMac-Fannie Mae            4.840       18,488,806        10/01/12       6.01
Regency Club - 2nd                            CharterMac-Fannie Mae            4.950        7,777,061        10/01/12       6.01
Liberty Place                            (1)  CW Capital- Fannie               5.710        6,499,130        11/01/12       6.09
Hackensack Gardens - 1st                      Wash Mutual-Fannie Mae           5.260        4,752,376        03/01/13       6.42
Hackensack Gardens - 2nd                      Wash Mutual-Fannie Mae           5.440        4,570,021        03/01/13       6.42
Canterbury Apartments                         M&T Realty-Fannie Mae            5.020       29,198,218        05/01/13       6.59
Morningside                                   JPMorganChase                    6.990       17,156,676        05/01/13       6.59
Multi-Property                                Prudential - Fannie Mae          6.475      100,000,000        08/31/13       6.92
1600 Elmwood Ave                         (2)  NorthMarq - Freddie              5.630       10,746,140        10/01/13       7.01
Brook Hill                               (2)  M&T Realty - Freddie Mac         5.480        8,315,693        04/01/14       7.51
Falkland Chase                                CharterMac-Fannie Mae            5.480       14,364,430        04/01/14       7.51
Wellington Trace                              M&T Realty - Freddie Mac         5.520       25,696,025        04/01/14       7.51
Hawthorne Court                               CharterMac-Fannie Mae            5.270       37,345,892        07/01/14       7.76
Curren Terrace                                M&T Realty - Freddie Mac         5.360       14,597,576        10/01/14       8.01
Raintree                                 (2)  Capitalized Lease                4.920        5,499,201        12/01/14       8.18
Stratford Greens                              North Fork Bank                  5.750       33,191,772        07/01/15       8.76
Sayville Commons                              M&T Realty - Freddie Mac         5.000       42,901,673        08/01/15       8.84
Cinnamon Run                                  M&T Realty - Freddie Mac         5.250       52,300,000        01/01/16       9.26
Peppertree Farm                               M&T Realty - Freddie Mac         5.250       80,500,000        01/01/16       9.26
The Hamptons/Vinings at Hamptons              Prudential-Fannie Mae            5.565       54,385,055        01/01/16       9.26
Devonshire - 1st                              Wachovia - Fannie Mae            5.600       39,752,130        04/01/16       9.51
Mid-Island                                    Prudential-Fannie Mae            5.480       19,913,000        04/01/16       9.51
Owings Run 1 & 2                              Prudential-Fannie Mae            5.590       43,081,000        04/01/16       9.51
Country Village                               CharterMac-Fannie Mae            5.520       19,951,216        06/01/16       9.68
Mill Towne Village                            Prudential-Fannie Mae            5.990       24,239,000        09/01/17      10.93
Bonnie Ridge - 1st                            Prudential                       6.600       15,124,703        12/15/18      12.22
Bonnie Ridge - 2nd                            Prudential                       6.160       19,145,075        12/15/18      12.22
Timbercroft III - 2nd                         M & T Realty - HUD               8.375        2,833,190        06/01/19      12.68
Timbercroft Townhomes 1 - 2nd                 M & T Realty - HUD               8.375        1,923,521        06/01/19      12.68
Village Green - Fairways                 (2)  ARCS - Fannie Mae                8.230        3,564,563        10/01/19      13.01
Raintree                                 (2)  Leasehold Mortgage               8.500          968,118        04/30/20      13.59
Shakespeare Park                              Reilly Mortgage - HUD            7.500        2,291,333        01/01/24      17.27
Holiday Square (*)                       (1)  Red Capital - HUD                6.700        3,412,823        03/01/24      17.43
Bari Manor (*)                           (1)  Wachovia (Servicer)              4.440        2,792,661        10/11/28      22.05
Hudson View Estates (*)                  (1)  Wachovia (Servicer)              4.500        2,165,887        10/11/28      22.05
Sherwood Townhouses (*)                  (1)  Wachovia (Servicer)              4.290          676,578        10/11/28      22.05
Sparta Green (*)                         (1)  Wachovia (Servicer)              4.440        1,765,621        10/11/28      22.05
Highland House                           (1)  Arbor Comml - Fannie             6.320        6,576,867        01/01/29      22.27
Briggs-Wedgewood                         (3)  Berkshire Mtg - HUD              6.000       16,820,978        11/01/34      28.11
The Village At Marshfield (*)            (1)  Capstone Realty - HUD            5.950       24,126,678        01/01/42      35.28
WTD AVG - FIXED SECURED                                                        5.801    1,841,905,842                       6.38
% OF PORTFOLIO - FIXED                                                                          95.1%

VARIABLE SECURED
----------------
Barrington Gardens 30L+165                    Wachovia Bank                    6.980        4,215,000        03/15/08       1.46
Chatham Hill 2nd - 30L+150                    Bank of New York                 6.830        6,293,393        07/01/08       1.75
Falkland Chase BMA Index + 1.12               MontCtyHOC-Fannie Mae            4.558       24,695,000        10/01/30      24.02
                                                                                        -------------
WTD AVG - VARIABLE SECURED                                                     5.254       35,203,393                      17.34
                                                                                        -------------
WTD AVG - TOTAL SECURED DEBT                                                   5.790    1,877,109,235                       6.59
                                                                                        -------------
VARIABLE UNSECURED - LINE OF CREDIT
LINE OF CREDIT                                   MandTBanket.al.               6.072       59,500,000        09/01/08       1.92
Adjusts Daily LIBOR + 75
                                                                                        -------------
WTD AVG - COMBINED DEBT                                                        5.799    1,936,609,235                       6.45
                                                                                        =============
WTG AVG - TOTAL SECURED DEBT                                                   5.790                                        6.59
WTD AVG - TOTAL PORTFOLIO                                                      5.799                                        6.45

(1)  General ledger balance and rate have been adjusted  pursuant to FAS #141 to reflect fair market value of debt.
(2)  Upstate "Held For Sale" property.
(3)  Affordable general partner minority interest property consolidated pursuant to FIN 46R.

                             UNENCUMBERED PROPERTIES
                             -----------------------
1600 East Avenue                164     Northwood Apartments                134
Beechwood Gardens               160     Rider Terrace                        24
Coventry Village                 94     Ridgeview at Wakefield Valley       204
East Hill Gardens                33     Sherwood House                        6
Gardencrest                     696     Terry Apartments                     65
Glen Brook                      174     The Brooke at Peachtree             146
Holiday Square - Muncy           23     The Colony                          783
Idylwood                        720     The Sycamores                       185
Liberty Commons                 120     Trexler Park West                    48
Maple Tree                       84     West Springfield Terrace            244
Newcastle Apartments            197     Woodleaf Apartments                 228

Total Free and Clear Properties: 22                Units:                4,532

                        FIXED RATE MATURING DEBT SCHEDULE
                        ---------------------------------
                                  MATURING        WTD AVG   Percent of
YEAR                                  DEBT           RATE        Total
----                                  ----           ----        -----
2006                                                             0.00%
2007                           153,106,464           5.44        8.31%
2008                           125,692,237           5.64        6.82%
2009                            46,946,796           5.36        2.55%
2010                           305,060,081           5.67       16.56%
2011                           279,730,168           6.24       15.19%
2012                           144,724,408           6.45        7.86%
2013                           166,423,431           6.16        9.04%
2014                           105,818,817           5.37        5.75%
2015                            76,093,445           5.33        4.13%
2016 - 2042                    438,309,995           5.66       23.79%
                             -------------           ----      ------
TOTAL                        1,841,905,842           5.80      100.00%

NAV calculation as of September 30, 2006

Nominal Cap Rate (after 3% G & A, before capital expenditures) [1]     6.05%
                                                                  ----------

3rd QTR 2006
------------
Rent                                                                 115,505
Property other income                                                  8,583
Operating & maintenance expense                                     (51,518)
                                                                  ----------
Property NOI                                                          72,570
Adjustment for 3rd QTR acquisitions                                      946
                                                                  ----------
Effective 3rd QTR "run rate"                                          73,516

Annualized (for 3rd qtr seasonality) 26.0%                           282,755
NOI growth for next 12 months @       3.0%                             8,483
                                                                  ----------
Adjusted NOI                                                         291,238

Real estate value using above cap rate                             4,813,846
Balance sheet, including FIN 46R and Held for Sale
--------------------------------------------------
Cash                                                                   7,700
Construction in progress at book value                                 2,455
Other assets                                                          85,199
Less:
  Deferred charges                                                  (10,767)
  Intangible                                                           (471)
                                                                  ----------
Gross value                                                        4,897,962
Less liabilities & perpetual preferred stock                      2,068,196)
                                                                  ----------
Net Asset Value                                                   $2,829,766
                                                                  ==========

Per share/unit - fully diluted, outstanding at end of qtr           $  60.36
                                                                  ==========
46,885.3 shares (000's)

------------------------------------------------------------------------------------------------------------------------------------
Adjustment for Acquisitions
---------------------------
                                                                             Initial                # of days
                                                                         Unleveraged   Quarterly      Missing
Property                      Units    Region     Price          Date         Return         NOI   In Quarter     Adj
--------                      -----    ------     -----          ----         ------         ---   ----------     ---
The Heights at Marlborough      348    Boston   $48,914      9/7/2006          6.00%         734           68     542
The Meadows at Marlborough      264    Boston   $34,162      9/7/2006          6.40%         547           68     404
                                                                                               -                    -
                                                                                                                 ----
                                                                                                                 $946

------------------------------------------------------------------------------------------------------------------------------------
Reconcilation to financial statements:                                       Other       O & M
                                                               Rent         Income     Expense
                                                               ----         ------     -------
Per financial statement                                     105,740          7,270    (45,650)
Add back properties classified as discontinued operations
  still wholly owned at September 30, 2006                    9,765          1,313     (5,868)
                                                            -------          -----    -------
Proper run rate before acquisitions                         115,505          8,583    (51,518)
                                                            =======          =====    =======
                                                          ========== ============== ===========

Operating expenses include a charge for G & A, so NAV calculation does not need additional allocation.
------------------------------------------------------------------------------------------------------------------------------------

[1]  The cap rate  represents  current market  conditions.  Each property in the portfolio is assigned a cap rate, and the weighted average result is 5.75%.
     In addition,  due to the secured  nature of the assets,  above market debt, and cost to prepay,  an  additional  30 basis points are added to arrive at above cap rate.
------------------------------------------------------------------------------------------------------------------------------------

Recurring Capital Expenditure Summary
-------------------------------------

The  Company  has a policy  to  capitalize  costs  related  to the  acquisition, development, rehabilitation, construction and improvement of properties. Capital improvements  are costs that increase the value and extend the useful life of an asset.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred. Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn. Recurring capital
improvements  typically  include:  appliances,   carpeting  and  flooring,  HVAC
equipment,  kitchen/ bath cabinets,  new roofs,  site  improvements  and various exterior building  improvements.  Non- recurring  upgrades include,  among other items: community centers, new windows, and kitchen/ bath apartment upgrades. The
Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table  below is a list of the items  that  management  considers  recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that management estimates the Company incurs on an annual basis.

                                                                                Maintenance
                                                                Capitalized         Expense       Total
                                      Capitalized               Expenditure        Cost per    Cost per
                                         Cost per    Useful        Per Unit            Unit        Unit
Category                                     Unit   Life(1)     Per Year(2)     Per Year(3)    Per Year
--------                                     ----   -------     -----------     -----------    --------
Appliances                                $ 1,000        18            $ 56              $5        $ 61
Blinds/Shades                                 130         6              22               6          28
Carpets/cleaning                              840         6             140              97         237
Computers, equipment, misc.(4)                120         5              24              29          53
Contract repairs                                -         -               -             102         102
Exterior painting (5)                          84         5              17               1          18
Flooring                                      250         8              31               -          31
Furnace/Air (HVAC)                            765        24              32              43          75
Hot water heater                              130         7              19               -          19
Interior painting                               -                         -             138         138
Kitchen/bath cabinets                       1,100        25              44               -          44
Landscaping                                     -         -               -             106         106
New roof                                      800        24              33               -          33
Parking lot                                   400        15              27               -          27
Pool/ Exercise facility                       100        16               6              23          29
Windows                                       980        36              27               -          27
Miscellaneous (6)                             705        15              47              40          87
                                          -------                     -----          ------    --------
Total                                     $ 7,404                     $ 525          $  590    $  1,115

(1)  Estimated  weighted  average actual physical useful life of the expenditure capitalized.

(2)  This amount is not  necessarily  incurred  each and every year.  Some years will be higher,  or lower  depending  on the timing of certain  longer life expenditures.

(3)  These expenses are included in the Operating and  maintenance  line item of the Consolidated  Statement of Operations.  Maintenance labor costs are not included  in the $590 per  unit  estimate.  All  personnel  costs  for site supervision,  leasing  agents,  and  maintenance  staff  are  combined  and disclosed in the Company's same- store expense detail schedule.

(4)  Includes computers, office equipment/ furniture, and maintenance vehicles.

(5)  The level of  exterior  painting  may be lower  than other  similar  titled presentations as the Company's  portfolio has a significant amount of brick exteriors.  In addition,  the other exposed surfaces are most often covered in aluminum or vinyl.

(6)  Includes items such as; balconies, siding, and concrete/sidewalks.

In  reviewing  the  breakdown of costs above,  one must  consider the  Company's unique strategy in operating apartments which has been to improve every property every year regardless of age.  Another part of its strategy is to purchase older properties  and rehab and reposition  them to enhance  internal rates of return.
This strategy  results in higher costs of capital  expenditures  and maintenance costs  which is more  than  justified  by  higher  revenue  growth,  higher  net operating income growth and a higher rate of property appreciation.

Capital Expenditure and Adjusted NOI Summary
--------------------------------------------

The  Company  estimates  that  during  the three and  nine-month  periods  ended
September 30, 2006  approximately  $131 and $393 per unit was spent on recurring capital expenditures,  respectively. The table below summarizes the breakdown of capital  improvements by major categories  between recurring and  non-recurring, revenue generating capital improvements as follows:

                                                  For the three-month period ended Septemer 30, 2006
                                                  --------------------------------------------------
                                                         (in thousands, except per unit data)

                                                                     Non-                            Total
                                     Recurring                  Recurring                          Capital
                                        Cap Ex   Per Unit(a)       Cap Ex    Per Unit(a)      Improvements   Per Unit(a)
                                        ------   -----------       ------    -----------      ------------   -----------
New Buildings                           $    -          $  -      $   322           $  8           $   322          $  8
Major building improvements                881            23        2,585             67             3,466            90
Roof replacements                          320             8          973             25             1,293            33
Site improvements                          320             8        1,941             50             2,261            58
Apartment upgrades                         639            16        4,062            105             4,701           121
Appliances                                 542            14          540             14             1,082            28
Carpeting/Flooring                       1,656            43        1,454             38             3,110            81
HVAC/Mechanicals                           494            13        3,350             86             3,844            99
Miscellaneous                              232             6          551             14               783            20
                                        ------          ----      -------           ----           -------          ----
Totals                                  $5,084          $131      $15,778           $407           $20,862          $538
                                        ======          ====      =======           ====           =======          ====

(a)  Calculated  using  the  weighted  average  number  of  units   outstanding,
     including  31,253 core units,  4,567 held for sale units,  2005 acquisition units of 2,430 and 2006 acquisition units of 479 for the three-month period ended September 30, 2006 and 31,253 core units,  4,567 held for sale units, and  2005  acquisition  units  of 948  for the  three  month  period  ended
     September 30, 2005.

                                                  For the nine-month period ended September 30, 2006
                                                  --------------------------------------------------
                                                         (in thousands, except per unit data)

                                                                Non-                               Total
                             Recurring                     Recurring                             Capital
                                Cap Ex    Per Unit(a)         Cap Ex     Per Unit(a)        Improvements     Per Unit(a)
                                ------    -----------         ------     -----------        ------------     -----------
New Buildings                  $     -           $  -        $ 1,858          $   48             $ 1,858          $   48
Major building improvements      2,624             68         10,145             264              12,769             332
Roof replacements                  951             25          1,869              49               2,820              74
Site improvements                  951             25          4,980             130               5,931             155
Apartment upgrades               1,903             49         10,453             272              12,356             321
Appliances                       1,614             42          1,437              37               3,051              79
Carpeting/Flooring               4,930            128          2,770              72               7,700             200
HVAC/Mechanicals                 1,470             38          7,730             201               9,200             239
Miscellaneous                      692             18          1,858              48               2,550              66
                               -------           ----        -------          ------             -------          ------
Totals                         $15,135           $393        $43,100          $1,121             $58,235          $1,514
                               =======           ====        =======          ======             =======          ======

(a)  Calculated  using  the  weighted  average  number  of  units   outstanding,
     including  31,253 core units,  4,567 held for sale units,  2005 acquisition units of 2,430 and 2006 acquisition  units of 190 for the nine-months ended
     September 30, 2006 and 31,253 core units,  4,567 held for sale units,  2005 acquisition units of 597 for the nine-months ended September 30, 2005.

The  schedule  below  summarizes  the  breakdown of total  capital  improvements between core, held for sale, and non-core as follows:

                                                  For the three-month period ended Septemer 30, 2006
                                                  --------------------------------------------------
                                                         (in thousands, except per unit data)

                                                                     Non-                            Total
                                   Recurring                    Recurring                          Capital
                                      Cap Ex      Per Unit         Cap Ex     Per Unit        Improvements         Per Unit
                                      ------      --------         ------     --------        ------------         --------
Core Communities                      $4,105          $131        $13,578         $434             $17,683             $565
Held For Sale                            598           131            538          118               1,136              249
                                      ------          ----        -------         ----             -------             ----
Total Same Store                       4,703           131         14,116          394              18,819              525
2006 Acquisition Communities              60           131              -            -                  60              121
2005 Acquisition Communities             321           131          1,662          684               1,983              815
                                      ------          ----        -------         ----             -------             ----
Sub-total                              5,084           131         15,778          407              20,862              538
2006 Disposed Communities                  -             -              -            -                   -                -
2005 Disposed Communities                  -             -              -            -                   -                -
Corporate office expenditures (1)          -             -              -            -                 970                -
                                      ------          ----        -------         ----             -------             ----
                                      $5,084          $131        $15,778         $407             $21,832             $538
                                      ======          ====        =======         ====             =======             ====

                                                  For the nine-month period ended September 30, 2006
                                                  --------------------------------------------------
                                                         (in thousands, except per unit data)

                                                                    Non-                                  Total
                                  Recurring                    Recurring                                Capital
                                     Cap Ex      Per Unit         Cap Ex           Per Unit        Improvements         Per Unit
                                     ------      --------         ------           --------        ------------         --------
Core Communities                    $12,310          $393        $36,536             $1,169             $48,846           $1,562
Held For Sale                         1,795           393          1,584                347               3,379              740
                                    -------          ----        -------             ------             -------           ------
Total Same Store                     14,105           393         38,120              1,064              52,225            1,457
2006 Acquisition Communities             75           393             70                368                 145              761
2005 Acquisition Communities            955           393          4,910              2,021               5,865            2,414
                                    -------          ----        -------             ------             -------           ------
Sub-total                            15,135           393         43,100              1,121              58,235            1,514
2006 Disposed Communities             1,320           393          1,881                560               3,201              953
2005 Disposed Communities                 -             -              -                  -                   -                -
Corporate office expenditures (1)         -             -              -                  -               2,934                -
                                    -------          ----        -------             ------             -------           ------
                                    $16,455          $393        $44,981             $1,076             $64,370           $1,469
                                    =======          ====        =======             ======             =======           ======

(1)  No distinction is made between recurring and non-recurring expenditures for corporate office.

                                                          Adjusted Net Operating Income
                                                          -----------------------------
                                                  Same Store Properties           Core Properties
                                                  ---------------------           ---------------
                                                     (Including Upstate)

                                           Quarter       Quarter               Quarter      Quarter
                                         9/30/2006     9/30/2005    Change   9/30/2006    9/30/2005    Change
                                         ---------     ---------    ------   ---------    ---------    ------
Net Operating Income                       $65,481       $62,779      4.3%     $60,518      $58,203      4.0%
Less: Non-recurring Cap-ex @ 6%              (847)             -         -       (815)            -         -
                                           -------       -------      ---      -------      -------      ---
Adjusted Net Operating Income              $64,634       $62,779      3.0%     $59,703      $58,203      2.6%

Some of our Same Store  Property NOI  reflects  incremental  investments  in the communities  above  and  beyond  normal  capital  replacements.  After  charging ourselves a 6% cost of debt capital on these  additional  expenditures,  what we refer to as the  adjusted  NOI for the  quarter is  recalculated  and  presented above.

2006 Earnings Guidance
----------------------
                                                                Actual     Actual    Actual
                                                                 First     Second     Third       Fourth
                                                               Quarter    Quarter   Quarter      Quarter         Year
                                                               -------    -------   -------      -------         ----
---------------------------------------------------------------------------------------------------------------------
2006 compared to 2005 based on NAREIT definition
------------------------------------------------
FFO per share - 2006 guidance per NAREIT definition             $0.636     $0.837    $0.827    $.75-$.77  $3.05-$3.07
Midpoint of guidance                                            $0.636     $0.837    $0.827        $0.76        $3.06
FFO per share - 2005 actual per NAREIT definition               $0.434     $0.749    $0.938       $0.716       $2.842
Improvement projected                                            46.5%      11.7%    -11.8%         6.1%         7.7%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
2006 compared to 2005 based on "Operating FFO"
----------------------------------------------
FFO per share - 2006 guidance per NAREIT definition             $0.636     $0.837    $0.827    $.75-$.77  $3.05-$3.07
Midpoint of guidance                                            $0.636     $0.837    $0.827        $0.76        $3.06
FFO per share - 2005 Operating FFO, before impairment charges   $0.595     $0.749    $0.787       $0.716       $2.851
Improvement projected                                             6.9%      11.7%      5.1%         6.1%         7.3%
---------------------------------------------------------------------------------------------------------------------

There are no impairment  charges projected for 2006, so the guidance is the same for both FFO  under the  strict  interpretation  of the  NAREIT  definition  and
"Operating FFO" calculated after adding back impairment  charges.  Following the
NAREIT  definition  created certain noise in 2005 due to an impairment charge of
$7.3 million recorded in the first quarter that was essentially  reversed in the third  quarter.  Operating  FFO for the year  exceeded the NAREIT  definition by approximately  one cent per  share  in 2005  due to a $400  thousand  impairment charge added back for Operating FFO purposes.

                                            Actual       Actual      Actual
                                             First       Second       Third       Fourth
                                           Quarter      Quarter     Quarter      Quarter         Year
                                           -------      -------     -------      -------         ----
Assumptions for mid-point of guidance:
--------------------------------------
Same store revenue growth                     6.0%         5.4%        4.0%         5.3%         5.4%
Same store expense growth                     7.1%        -1.4%        4.1%         4.3%         3.5%
                                              ---         ----         ---          ---          ---
Same store NOI growth                         5.0%        10.7%        4.0%         6.2%         6.9%
                                              ===         ====         ===          ===          ===

Same store 2006 economic occupancy           94.1%        94.2%       93.8%        93.5%        94.0%
Same store 2005 economic occupancy           92.8%        93.7%       94.3%        94.0%        93.8%
                                              ---         ----         ---          ---          ---
Difference in occupancy                       1.3%         0.5%       -0.5%        -0.5%         0.2%
                                              ===         ====         ===          ===          ===

Annual growth by region (as originally published in Feb. 2006):
---------------------------------------------------------------

                                                         2006 Same Store Growth Projection
                                            2005         ---------------------------------
                                        % of NOI         Revenue     Expenses          NOI
                                        --------         -------     --------          ---
Florida                                     1.7%            7.0%         4.8%         9.0%
Washington, DC                             20.0%            6.2%         4.2%         7.5%
Baltimore                                  14.6%            5.5%         4.8%         5.9%
Philadelphia                               13.8%            5.5%         5.5%         5.5%
New Jersey/Long Island/Hudson Valley       25.5%            4.5%         5.2%         4.0%
Upstate NY                                  6.9%            4.1%         5.0%         3.0%
Boston                                      4.0%            3.0%         3.4%         2.7%
Chicago                                     3.7%            3.8%         7.4%         0.0%
Detroit                                     7.5%            2.4%         6.1%        -1.5%
                                           ----             ---          ---          ---
Total                                      97.7%            4.8%         5.3%         4.3%
                                           ====             ===          ===          ===

(Note: total excludes Delaware and Maine)

2006 Earnings Guidance
----------------------

(1)  G & A costs are expected to increase  11.1%.  The second  quarter  included
     $680K   of   FAS   123R   equity   compensation   costs   for   grants   of
     options/restricted  stock that was immediately  expensed  versus  allocated over the vesting period due to the new requirement to take into account the age of the recipient relative to retirement age.

                                                      Actual         Actual         Actual
                                                       First         Second          Third         Fourth
                                                     Quarter        Quarter        Quarter        Quarter            Year
                                                     -------        -------        -------        -------            ----

                                                $5.0 million   $6.1 million   $5.6 million   $5.1 million   $21.8 million

(2)  Interest and dividend income is expected to have the following run rate:

                                                        $91K          $119K          $553K          $821K         $1,584K

The third  quarter  includes  significant  earnings from funds on deposit with a qualified intermediary until proceeds are released and used for 1031 replacement property.  The fourth quarter  includes  positive cash invested from proceeds of both the convertible debt offering and sale of Upstate New York portfolio.

(3)  Other income is expected to have the following run rate:

                                                $0.5 million   $0.5 million   $1.7 million   $0.7 million    $3.4 million

The third  quarter  includes  management  fee  income for a short,  three  month contract.

(4) Acquisition pace (cap rate of 6.00% assumed)  $0 million    $33 million    $83 million   $100 million    $216 million

(5) Disposition pace                              $0 million   $238 million     $0 million     $0 million    $238 million

The  disposition of the Upstate  region  portfolio is not assumed to occur until the end of 2006. If any closings occur  earlier,  the  disposition  pace will be higher than reflected above, and expected dilution from sale not projected would be incurred.